Exhibit 32. 2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Unity Wireless Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dallas Pretty , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dallas Pretty

By: Dallas Pretty , Chief Financial Officer
March 31, 2006